UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2017

DOLBY LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32431	90-0199783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1275 Market Street

San Francisco, CA 94103-1410

(Address of principal executive offices) (Zip Code)

(415) 558-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(e)

At the Dolby Laboratories, Inc. (the “Company”) 2017 Annual Meeting of Stockholders (the “Annual Meeting”), held on February 7, 2017, at the Company’s principal executive offices located at 1275 Market Street, San Francisco, California, 94103, the Company’s stockholders approved an amendment and restatement of the Company’s 2005 Stock Plan.

The terms and conditions of the Company’s 2005 Stock Plan are described in the Company’s Proxy Statement for the Annual Meeting, filed with the Securities and Exchange Commission on December 21, 2016. The Company’s executive officers are eligible to participate in the 2005 Stock Plan. The 2005 Stock Plan is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

5.07(a) and (b)

The information set forth in Item 5.02(e) above is incorporated by reference herein. At the Annual Meeting, the Company’s stockholders:

1.	Elected nine directors to serve until the 2018 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	Approved an amendment and restatement of the Company’s 2005 Stock Plan to reserve an additional 8,000,000 shares of Class A Common Stock for issuance thereunder and re-approved the menu of performance-based compensation measures previously established under the plan;

3.	Approved an advisory vote to approve the compensation of the Company’s named executive officers; and

4.	Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 29, 2017.

Each share of the Company’s Class A common stock is entitled to one vote, and each share of the Company’s Class B common stock is entitled to ten votes, on all matters submitted to a vote of stockholders at the Annual Meeting. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of stockholders at the Annual Meeting. At the Annual Meeting, the holders of Class A common stock and Class B common stock voted as follows:

Proposal 1 – Election of directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Kevin Yeaman	487,671,592	463,257	4,618,094
Peter Gotcher	487,595,369	539,480	4,618,094
Micheline Chau	487,733,849	401,000	4,618,094
David Dolby	487,617,568	517,281	4,618,094
Nicholas Donatiello, Jr.	487,572,290	562,559	4,618,094
N. William Jasper, Jr.	487,500,512	634,337	4,618,094
Simon Segars	487,748,446	386,403	4,618,094
Roger Siboni	487,469,602	665,247	4,618,094
Avadis Tevanian, Jr.	487,683,205	451,644	4,618,094

All director nominees were duly elected.

Proposal 2 – Approval of an amendment and restatement of the Company’s 2005 Stock Plan and re-approval of the menu of performance-based compensation measures previously established under the plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
464,838,086	23,237,419	59,344	4,618,094

Proposal 2 was approved.

Proposal 3 – Approval of an advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
483,129,068	4,834,752	171,029	4,618,094

Proposal 3 was approved.

Proposal 4 – Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 29, 2017:

Votes For	Votes Against	Abstentions
492,565,967	125,400	61,576

Proposal 4 was approved.

Section 9 – Financial Statements and Exhibits

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Dolby Laboratories, Inc. 2005 Stock Plan (as amended and restated on February 7, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLBY LABORATORIES, INC.

By:	/s/ Andy Sherman
Andy Sherman
Executive Vice President, General Counsel and Secretary

Date: February 9, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	Dolby Laboratories, Inc. 2005 Stock Plan (as amended and restated on February 7, 2017)